Exhibit m(x) under Form N-1A
                                               Exhibit 10 under Item 601/Reg.S-K

Trust changed name to The Wachovia Funds - 7/31/97

                                       ADMINISTRATOR'S RULE 12b-1 AGREEMENT


     This Agreement is made between the financial institution executing this Agreement (the "Administrator") and Federated Securities Corp. ("FSC") for the mutual funds or portfolios (referred to individually as the "Fund" and collectively as the "Funds") or classes thereof for which FSC serves as distributor of shares of beneficial interest or capital stock ("Shares") and which have adopted a Rule 12b-1 Plan ("Plan") and approved this form of agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. FSC hereby appoints the Administrator to render or cause to be rendered sales and administrative support services to the Funds and their shareholders.

     2. The services to be provided under Paragraph 1 may include, but are not limited to, the following:

         (a) communicating Fund account openings to FSC through computer terminals located on the Administrator's premises ("computer terminals"), through a toll-free telephone number or otherwise;

         (b) communicating Fund account closings to FSC through the computer terminals, through a toll-free telephone number or otherwise;

         (c) entering Fund purchase transactions through the computer terminals, through a toll-free telephone number or otherwise;

         (d) entering Fund redemption transactions through the computer terminals, through a toll-free telephone number or otherwise;

          (e) electronically transferring and receiving funds for Fund Share purchases and redemptions;

          (f) confirming and reconciling all such transactions and reviewing the activity in Fund accounts;

          (g) posting and reinvesting dividends and other distributions to shareholders;

         (h) maintaining and distributing current copies of prospectuses, statements of additional information and shareholder reports of the Funds;

          (i) advertising the availability of its services and products with respect to the Funds;

         (j) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers;

         (k)  providing information about the product needs of customers; and

          (l) responding to customers' and potential customers' questions about the Funds;

         (m) providing training and supervision of its personnel with respect to the foregoing.

The services listed above are illustrative. The Administrator is not required to perform each service and may at any time perform either more or fewer services than described above.

     3. During the term of this Agreement, FSC will pay the Administrator fees for each Fund as set forth in a written schedule delivered to the Administrator pursuant to this Agreement. The fee schedule may be changed by FSC pursuant to Paragraph 9 of this Agreement. For the payment period in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the fee on the basis of the number of days that this Agreement is in effect during the quarter.

     4. With respect to each Fund, this Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year if the form of this Agreement is approved at least annually by the Directors or Trustees of the Fund, including a majority of the members of the Board of Directors or Trustees of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Fund's Plan or in any related documents to the Plan ("Disinterested Directors or Trustees") cast in person at a meeting called for that purpose.

     5. Notwithstanding Paragraph 4, this Agreement may be terminated as follows:

         (a) by FSC at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Directors or Trustees of the particular Fund or by a vote of a majority of the outstanding voting securities of the Fund or portfolio or class thereof as defined in the 1940 Act, on not more than sixty (60) days' written notice to the Administrator;

         (b) automatically in the event of the Agreement's assignment as defined in the 1940 Act or upon the termination of the "Administrative Support and Distributor's Contract" or "Distributor's Contract" or "Distribution Agreement" between the Fund and FSC; and

         (c) by either party to the Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

     6. The termination of this Agreement with respect to any one Fund will not cause the Agreement's termination with respect to any other Fund.

     7. The Administrator agrees to provide FSC or its designee such customer information as is reasonably necessary to monitor sales of Shares and ensure Shares are properly and duly registered with applicable state securities authorities. The Administrator also agrees to obtain any taxpayer identification number certification from its customers required under Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide FSC or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

     8. This Agreement supersedes any prior service agreements between the parties for the Funds.

     9. This Agreement may be amended by FSC from time to time by the following procedure. FSC will mail a copy of the amendment to the Administrator's address, as shown below. If the Administrator does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Agreement. The Administrator's objection must be in writing and be received by FSC within such thirty (30) days.

     10. This Agreement shall be construed in accordance with the laws of the State of North Carolina; provided, however that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

                           WACHOVIA BANK OF NORTH CAROLINA, NATIONAL ASSOCIATION 301 North Main Street
                           Winston Salem, NC  27101



Date: _5/28/92                    By: /s/ Robert S. Kniejski




                                             FEDERATED SECURITIES CORP.
                                             Federated Investors Tower
                                             Pittsburgh, Pennsylvania
                                               15222-3779



Date: _March 11, 1992             By: /s/ Richard B. Fisher
       ------------------            -----------------------------------
                                     Richard B. Fisher, President

Superseded by Exhibit B to 12b-1 Agreement
All references to Biltmore should be changed to Wachovia - 7/31/97 Biltmore U.S. Government Money Market Fund withdrawn from registration.

                                                The Biltmore Funds

                                            --------------------------

                                         EXHIBIT A to 12b-1 Agreement with
                                        Federated Securities Corp. ("FSC")


Portfolios

     FSC will pay the Administrator fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

     Name                                           Date

  Biltmore Money Market Fund                        March 9, 1992
  (Investment Shares)
  Biltmore U.S. Government Money Market Fund    March 9, 1992
  (Investment Shares)
  Biltmore Tax-Free Money Market Fund             March 9, 1992
  (Investment Shares)


Administrative Fees

     1. During the term of this Agreement, FSC will pay Administrator a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.40% of the average net asset value of Shares held during the month in accounts for which the Administrator provides services under this Agreement.

     2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

Superseded by Exhibit C to 12b-1 Agreement
All references to Biltmore should be changed to Wachovia - 7/31/97 Biltmore U.S. Government Money Market Fund withdrawn from registration.

                                                The Biltmore Funds

                                            --------------------------

                                         EXHIBIT B to 12b-1 Agreement with
                                        Federated Securities Corp. ("FSC")


Portfolios

     FSC will pay the Administrator fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

     Name                                                     Date

  Biltmore Money Market Fund                                  March 9, 1992
  (Investment Shares)
  Biltmore U.S. Government Money Market Fund                  March 9, 1992
  (Investment Shares)
  Biltmore Tax-Free Money Market Fund                         March 9, 1992
  (Investment Shares)
  Biltmore U.S. Treasury Money Market Fund                    January 31, 1993
  (Investment Shares)


Administrative Fees

     1. During the term of this Agreement, FSC will pay Administrator a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.40% of the average net asset value of Shares held during the month in accounts for which the Administrator provides services under this Agreement.

     2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

Superseded by Exhibit D to 12b-1 Agreement
All references to Biltmore should be changed to Wachovia - 7/31/97

                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                        EXHIBIT C to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")


Portfolios

         FSC will pay the Administrator fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

Name                                                    Date

Biltmore Balanced Fund                                  June 6, 1996
         (Class B Shares)
Biltmore Emerging Markets Fund                          June 6, 1996
         (Class B Shares)
Biltmore Equity Fund                                    June 6, 1996
         (Class B Shares)
Biltmore Equity Index Fund                              June 6, 1996
         (Class B Shares)
Biltmore Fixed Income Fund                              June 6, 1996
         (Class B Shares)
Biltmore Quantitative Equity Fund                       June 6, 1996
         (Class B Shares)
Biltmore Short-Term Fixed Income Fund                   June 6, 1996
         (Class B Shares)
Biltmore Special Values Fund                            June 6, 1996
         (Class B Shares)
Biltmore Georgia Municipal Bond Fund                    June 6, 1996
         (Class B Shares)
Biltmore North Carolina Municipal Bond Fund             June 6, 1996
         (Class B Shares)
Biltmore South Carolina Municipal Bond Fund             June 6, 1996
         (Class B Shares)


Administrative Fees

         1. During the term of this Agreement, FSC will pay Administrator a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.75 of 1% of the average net asset value of Shares held during the month in accounts for which the Administrator provides services under this Agreement.

         2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

Superseded by Exhibit E to 12b-1 Agreement
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS

                        EXHIBIT D to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")

         FSC will pay the Administrator fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

Name                                                     Date

Wachovia Balanced Fund                                   June 6, 1996
         (Class B Shares)
Wachovia Emerging Markets Fund                           June 6, 1996
         (Class B Shares)
Wachovia Equity Fund                                     June 6, 1996
         (Class B Shares)
Wachovia Equity Index Fund                               June 6, 1996
         (Class B Shares)
Wachovia Fixed Income Fund                               June 6, 1996
         (Class B Shares)
Wachovia Quantitative Equity Fund                        June 6, 1996
         (Class B Shares)
Wachovia Short-Term Fixed Income Fund                    June 6, 1996
         (Class B Shares)
Wachovia Special Values Fund                             June 6, 1996
         (Class B Shares)
Wachovia Georgia Municipal Bond Fund                     June 6, 1996
         (Class B Shares)
Wachovia North Carolina Municipal Bond Fund              June 6, 1996
         (Class B Shares)
Wachovia South Carolina Municipal Bond Fund              June 6, 1996
         (Class B Shares)
Wachovia Growth & Income Fund                            December 4, 1997
         (Class B Shares)
Wachovia Virginia Municipal Bond Fund                    December 4, 1997
         (Class B Shares)
Wachovia Intermediate Fixed Income Fund                  March 4, 1998
         (Class B Shares)


Administrative Fees

         1. During the term of this Agreement, FSC will pay Administrator a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.75 of 1% of the average net asset value of Shares held during the month in accounts for which the Administrator provides services under this Agreement.

         2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

As revised:  December 4, 1997

                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS

                        EXHIBIT E to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")

         FSC will pay the Administrator fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

Name                                                  Date

Wachovia Balanced Fund                                June 6, 1996
         (Class B Shares)
Wachovia Emerging Markets Fund                        June 6, 1996
         (Class B Shares)
Wachovia Equity Fund                                  June 6, 1996
         (Class B Shares)
Wachovia Equity Index Fund                            June 6, 1996
         (Class B Shares)
Wachovia Fixed Income Fund                            June 6, 1996
         (Class B Shares)
Wachovia Quantitative Equity Fund                     June 6, 1996
         (Class B Shares)
Wachovia Short-Term Fixed Income Fund                 June 6, 1996
         (Class B Shares)
Wachovia Special Values Fund                          June 6, 1996
         (Class B Shares)
Wachovia Georgia Municipal Bond Fund                  June 6, 1996
         (Class B Shares)
Wachovia North Carolina Municipal Bond Fund           June 6, 1996
         (Class B Shares)
Wachovia South Carolina Municipal Bond Fund           June 6, 1996
         (Class B Shares)
Wachovia Growth & Income Fund                         December 4, 1997
         (Class B Shares)
Wachovia Virginia Municipal Bond Fund                 December 4, 1997
         (Class B Shares)
Wachovia Intermediate Fixed Income Fund               March 4, 1998
         (Class B Shares)


Administrative Fees

1. During the term of this Agreement, FSC will pay Administrator a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.75 of 1% of the average net asset value of Shares held during the month in accounts for which the Administrator provides services under this Agreement.

2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

As revised: March 4, 1998

                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS

                        EXHIBIT F to 12b-1 Agreement with
                       Federated Securities Corp. ("FSC")

         FSC will pay the Administrator fees for the following mutual funds, portfolios or classes thereof (the "Funds") effective as of the dates set forth below:

Name                                                  Date

Wachovia Balanced Fund                                June 6, 1996
         (Class B Shares)
Wachovia Emerging Markets Fund                        June 6, 1996
         (Class B Shares)
Wachovia Equity Fund                                  June 6, 1996
         (Class B Shares)
Wachovia Equity Index Fund                            June 6, 1996
         (Class B Shares)
Wachovia Fixed Income Fund                            June 6, 1996
         (Class B Shares)
Wachovia Quantitative Equity Fund                     June 6, 1996
         (Class B Shares)
Wachovia Short-Term Fixed Income Fund                 June 6, 1996
         (Class B Shares)
Wachovia Special Values Fund                          June 6, 1996
         (Class B Shares)
Wachovia Georgia Municipal Bond Fund                  June 6, 1996
         (Class B Shares)
Wachovia North Carolina Municipal Bond Fund           June 6, 1996
         (Class B Shares)
Wachovia South Carolina Municipal Bond Fund           June 6, 1996
         (Class B Shares)
Wachovia Growth & Income Fund                         December 4, 1997
         (Class B Shares)
Wachovia Virginia Municipal Bond Fund                 December 4, 1997
         (Class B Shares)
Wachovia Intermediate Fixed Income Fund               March 4, 1998
         (Class B Shares)
Wachovia Executive Equity Fund                        June 3, 1999
         (Class B Shares)
Wachovia Executive Fixed Income Fund                  June 3, 1999
         (Class B Shares)
Wachovia Personal Equity Fund                         July 1, 1999
         (Class B Shares)


Administrative Fees

1. During the term of this Agreement, FSC will pay Administrator a monthly fee in respect of each Fund. This fee will be computed at the annual rate of 0.75 of 1% of the average net asset value of Shares held during the month in accounts for which the Administrator provides services under this Agreement.

2. For the monthly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

As revised: July 1, 1999